Fulton Financial Corporation

Presentation to:

Keefe, Bruyette & Woods, Inc.

July 29, 2003

Safe Harbor statement

●	The following presentation may contain forward-looking statements about Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

●	Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the Corporation’s products and services.

Fulton Financial profile

■	Regional financial holding company (formed in 1982)

■	10 bank subsidiaries; 3 financial services subsidiaries

■	$8.6 billion in assets

■	$2.1 billion in market cap

■	Third largest commercial bank headquartered in Third Federal Reserve District

■	Lead bank founded in 1882

Fulton Financial Corporation

Peer group

- Commerce Bancorp
- First Commonwealth Financial
- First Financial Bancorp.
- FirstMerit Corp.
- Fulton Financial Corp
- Hudson United Bancorp.
- Mercantile Bankshares Corp.
- North Fork Bankcorp.
- Provident Bankshares Corp.
- Provident Financial Group
- Riggs National Corp.
- Sky Financial Group Inc.
- Susquehanna Bancshares
- Trust Co. of New Jersey
- TrustCo Bank Corp. of NY
- United Bankshares Inc.
- Valley National Bancorp
- Wilmington Trust Co.

Fulton Financial Corporation 4

Peer group

■	Commerce Bancorp	■	Provident Financial Group

■	First Commonwealth Financial	■	Riggs National Corp.
		■	Sky Financial Group Inc.

■	First Financial Bancorp.	■	Susquehanna Bancshares

■	FirstMerit Corp.	■	Trust Co. of New Jersey

■	Fulton Financial Corp	■	TrustCo Bank Corp. of NY

■	Hudson United Bancorp.	■	United Bankshares Inc.

■	Mercantile Bankshares Corp.	■	Valley National Bancorp

■	North Fork Bankcorp.	■	Wilmington Trust Co.

■	Provident Bankshares Corp.

Fulton Financial Corporation

Our top priorities

■	Sustaining strong earnings growth

■	Maintaining high credit quality

■	Creating financial success with clients

■	Creating career success with our employees

■	Enriching the communities we serve

■	Growing non-interest income

Fulton Financial Corporation

What have we accomplished?

■	21 consecutive years of record earnings

■	9.3% compounded annual growth rate in earnings per share

■	29 consecutive years of dividend increases

■	10.3% compounded annual growth rate in dividends per share

■	Proven business model

■	Consistent high performance

Fulton Financial Corporation

Stock performance (6/82—6/03)

■	WITHOUT dividend reinvestment:
15% compounded annual rate of return

■	WITH dividend reinvestment:
19% compounded annual rate of return

Fulton Financial Corporation

2002 performance

■	$ 1.23*	Net income per share (11.8% increase over 2001)

■	$ 0.558*	Cash dividends per share (10.5% increase over 2001)

■	1.68%	Return on Assets

■	15.86%	Return on Equity

■	52.40%	Efficiency Ratio

■	9.40%	Leverage Capital Ratio

* Restated for 5% stock dividend paid in May, 2003.

Fulton Financial Corporation

Six months ended June 30, 2003

■	$ 0.64	Net income per share (6.7% increase over 2002)

■	$ 0.303	Cash dividends per share (11.4% increase over 2002)

■	1.64%	Return on Assets

■	15.88%	Return on Equity

■	52.90%	Efficiency Ratio

Fulton Financial Corporation

Assets by affiliate

(as of 6/30/03, in thousands)

■	Fulton Bank	$3,800,000

■	Lafayette Ambassador Bank	1,087,000

■	The Bank	1,050,000

■	Lebanon Valley Farmers Bank	779,000

■	Hagerstown Trust Company	451,000

■	Skylands Community Bank	375,000

■	Delaware National Bank	338,000

■	FNB Bank, N.A.	306,000

■	Swineford National Bank	277,000

■	The Peoples Bank of Elkton	105,000

Where are we located?

Pennsylvania
Lycoming
Columbia
Union
Montour
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
Sussex
Warren
Morris
Dauphin
Lebanon
Berks
Cumberland
Montgomery
Lancaster
Chester
York
Camden
Gloucester
Washington
Cecil
New Castle
Salem
Frederick
Maryland
Atlantic
Cape May
Sussex
Delaware
New Jersey
The Bank
Delaware National Bank
FNB Bank
Fulton Bank
Hagerstown Trust
Lafayette Ambassador Bank
Lebanon Valley Farmers Bank
The Peoples Bank of Elkton
Skylands Financial Corporation
Swineford National Bank

FULTON FINANCIAL CORPORATION

11

Where are we located?

☐	The Bank

☐	Delaware National Bank

☐	FNB Bank

☐	Fulton Bank

☐	Hagerstown Trust

☐	Lafayette Ambassador Bank

☐	Lebanon Valley Farmers Bank

☐	The Peoples Bank of Elkton

☐	Skylands Financial Corporation

☐	Swineford National Bank

Building on our key strengths

■	Well-developed acquisition strategy

■	Independent network of community banks/ decentralized operating philosophy

■	Talented and dedicated employees

■	Sound risk management

■	Strong capital position

■	Coordinated product development process

■	Common technology/operations platform and investment/trust services platform

Fulton Financial Corporation

Building on our strengths

■ Well-developed acquisition strategy	=	■ Continued growth and strong performance

Fulton Financial Corporation

Acquisitions

- Premier Bancorp, Inc. (pending)
- Drovers & Mechanics Bank
- 18 Sovereign Bank Branches
- Dearden, Maguire, Weaver and Barrett, Inc.
- Skylands Community Bank
- Ambassador Bank of the Commonwealth
- Lebanon Valley National Bank
- Peoples Bank of Elkton
- Woodstown National Bank & Trust Company
- Bank of Gloucester County
- Delaware National Bank
- Central Pennsylvania Savings Association
- Hagerstown Trust Company
- Denver National Bank
- Great Valley Savings Association
- First National Bank of Danville
- Second National Bank of Nazareth
- Lafayette Trust Bank
- Pen Argyl National Bank
- Swineford National Bank
- Farmers Trust Bank

Fulton Financial Corporation

14

Acquisitions

■ Premier Bancorp, Inc. (pending)	■ Delaware National Bank

■ Drovers & Mechanics Bank	■ Central Pennsylvania Savings Association

■ 18 Sovereign Bank Branches	■ Hagerstown Trust Company

■ Dearden, Maguire, Weaver and Barrett, Inc.	■ Denver National Bank

■ Skylands Community Bank	■ Great Valley Savings Association

■ Ambassador Bank of the Commonwealth	■ First National Bank of Danville

■ Lebanon Valley National Bank	■ Second National Bank of Nazareth

■ Peoples Bank of Elkton	■ Lafayette Trust Bank

■ Woodstown National Bank & Trust Company	■ Pen Argyl National Bank

■ Bank of Gloucester County	■ Swineford National Bank

■ Farmers Trust Bank

Fulton Financial Corporation

Premier Bancorp, Inc.

■	Lead banking subsidiary - Premier Bank, a $600 million state chartered bank headquartered in Doylestown, PA

■	Eight full-service offices serving Montgomery, Bucks and Northampton counties

For Year ended 12/31/02
■ Return on Assets	0.81%
■ Return on Common Equity	18.74%
■ Efficiency Ratio	58.20%
■ Net Charge-offs	0.13%
■ NPAs/ Assets	0.79%

Premier Bancorp, Inc.

— An excellent strategic fit

■	Historical double-digit growth in deposits, loans, fee income and net income

■	Strong asset quality

■	Premier branches are contiguous to current affiliate bank markets

What do we look for?

■	High growth areas

■	Strong performance

■	Asset quality

■	Talented people

Fulton Financial Corporation

New acquisitions

What changes?

■	Audit

■	Loan review

■	Investments

■	Asset/liability management

■	Common operating platform

Fulton Financial Corporation

New acquisitions

What stays the same?

■	Bank name

■	Board of Directors

■	Management team

■	Employees

Fulton Financial Corporation

Benefits to new affiliates

■	Increased non-interest income due to introduction of new products and services

■	Additional capital

■	Increased lending capacity

■	Management focus on growth, customer service and sales

■	Proven merger/conversion expertise

Fulton Financial Corporation

Building on our strengths

- Independent community banks and decentralized operating philosophy

=

- Customer retention

Fulton Financial Corporation

21

Building on our strengths

■ Independent		■ Customer
community	=	retention
banks and
decentralized
operating
philosophy

Fulton Financial Corporation

Survey results

■	96% of customers are

Extremely or Very Satisfied with their

Fulton Financial affiliate bank

Building on our strengths

- Talented and dedicated people

=

- Outstanding customer service
- Superior implementation of Strategic Plan

Fulton Financial Corporation 23

Building on our strengths

■ Talented and		■ Outstanding
dedicated	=	customer
people		service
■ Superior
implementation
of Strategic Plan

Fulton Financial Corporation

Employee opinion survey (June 2002)

- Customer service
- Management team performance
- Company image and mission
- Team orientation
- Technology and systems
- Training and development
- Sales orientation
- Work effectiveness
- Pay and benefits
- Employee satisfaction

(Survey administered by BAI Survey Services)

24

Employee opinion survey (June 2002)

■ Customer service	■ Training and development

■ Management team performance	■ Sales orientation

■ Company image and mission	■ Work effectiveness

■ Team orientation	■ Pay and benefits

■ Technology and systems	■ Employee satisfaction

(Survey administered by BAI Survey Services)

Building on our strengths

- Sound risk management

=

- Limited exposure to loss

Fulton Financial Corporation

25

Building on our strengths

■ Sound risk	=	■ Limited
management		exposure
to loss

Fulton Financial Corporation

Net charge-offs to average loans

0.90
0.60
0.30
-
90
91
92
93
94
95
96
97
98
99
00
01
02
3/03
6/03
Top 50
Peer
FFC
0.49
0.22
0.19

Fulton Financial Corporation
Source: SNL Financial Datasource
26

Net charge-offs to average loans

Source: SNL Financial Datasource

[CHART]

Fulton Financial Corporation

Non-performing assets to total assets

1.80
1.40
1.00
0.60
0.20
90
91
92
93
94
95
96
97
98
99
00
01
02
3/03
6/03
Top 50
Peer
FFC
0.64
0.54
0.45

Fulton Financial Corporation
27

Non-performing assets to total assets

[CHART]

Fulton Financial Corporation

Experience of our lenders

■	The officers who oversee all lending have each worked in this capacity at Fulton for more than 20 years.

■	This consistency should enable Fulton Financial to maintain its high asset quality in the future.

Loan diversification

11%
9%
32%
14%
34%
Consumer and Other
Residential Mortgage
Commercial Loans
Home Equity
Commercial Mortgage

Fulton Financial Corporation

29

Loan diversification

Fulton Financial Corporation

Summary of larger loans

■	Only 20 relationships with commitments to lend of $20 million or more

■	Maximum individual commitment of $30 million

■	Average commercial loan commitment is $550,000

■	Loans and corresponding relationships are within Fulton’s geographical market area

Fulton Financial Corporation

Commercial loan concentration

by industry (as of 6/30/03)

Industry	%
Construction	17.2
R/E – Rental	16.6
Services	11.9
Manufacturing	10.4
Retail	8.2
Health Care	7.7
Other	7.5
Agriculture	6.4
Wholesale	5.9
Arts and Entertainment	4.1
Financail Services	2.2
Transportation	1.9

Moody’s Investor Service

■	Short-term rating	P-1

■	Long-term rating	A-1

Fitch Ratings

■	Short-term rating	F-1

■	Long-term rating	A

Net interest margin

5.50
5.00
4.50
4.00
3.50
Top 50
Peer
FFC
3.99
3.91
3.83
90
91
92
93
94
95
96
97
98
99
00
01
02
3/03
6/03

Source: SNL Financial Datasource

Fulton Financial Corporation

33

Net interest margin

[GRAPH]

Source: SNL Financial Datasource

Fulton Financial Corporation

Interest rate “shocks” (as of 3/31/03)

■Impact on Net Interest Income:

Rate Change	NII Change (Annual)	% Change
+300 bp	+ $ 23.1 million	+ 8.1%
+200 bp	+ $ 17.1 million	+ 5.9%
+100 bp	+ $ 12.8 million	+ 4.4%
- 100 bp	- $ 17.8 million	- 6.2%

Source: FFC Asset/Liability Modeling

Deposit composition trends

	June ‘03	June ‘02
Non Interest-Bearing Demand	19%	17%
Interest-Bearing Demand	16%	14%
Money Market	13%	13%
Savings	11%	11%
Time Deposits	36%	40%
Customer Repos	5%	5%

Total Deposits	100%	100%

Investment portfolio

Portfolio Components ( in millions)	Ending Bal. 6/30/03	Average Life (yrs.)	Credit Rating
Mortgage-backed securities	$1,951.4	2.3	AAA – agency issued
Treasuries and agencies	$105.5	0.3	AAA
Municipals	$269.2	3.5	AAA – insured
Bank-issued Trust preferred stock	$20.6	24	various/callable: 5 yrs
Other/Short-term Inv.	$40.6	NA	AAA
Bank Stocks	$73.8	NA	not rated
FHLB Stock	$47.9	NA	AAA
Unrealized Gain – Bank Stock	$9.0
Unrealized Gain – Bonds	$30.8
TOTAL INVESTMENTS	$2,548.8

Funding sources
as of 6/30/03

2%
9%
10%
79%
Deposits and Customer Repurchase Agreements
Capital
Other Borrowings
Other Liabilities

Fulton Financial Corporation
37

Funding sources

as of 6/30/03

[CHART]

Deposits and Customer Repurchase Agreements	79%
Capital	10%
Other Borrowings	9%
Other Liabilities	2%

Fulton Financial Corporation

Building on our strengths

■	Strong Capital Position	=	■	Capital for growth, acquisitions, share buyback programs

Fulton Financial Corporation

Capital (At March 31, 2003)

■	Total Capital (GAAP):	$864	million
■	Total Risk-based Capital:	$848	million
■	Ratios:
	➢ Total RB Capital	13.9%
	➢ Tier 1 RB Capital	12.7%
	➢ Leverage Capital	9.4%

Fulton Financial Corporation

Leverage capital

Optimal Minimums:

■ Total Capital	$750 million

■ Leverage Ratio:	8.0% (approx.)

■ Excess Capital:	$114 MILLION

Fulton Financial Corporation

Building on our strengths

■	Coordinated product development	=	■	Continued non-interest income growth

Fulton Financial Corporation

Centralized products

- Residential Mortgages
- Investment Management
- Brokerage Services
- Insurance (whole life, term life, long-term care through Advisors)
- On-line banking
- Debit/Credit cards
- Cash management
- Specialized lending (leasing and indirect)
- International Services
- Correspondent banking

Fulton Financial Corporation
42

Centralized products

■	Residential Mortgages	■	On-line banking

■	Investment Management	■	Debit/Credit cards

■	Brokerage Services	■	Cash management
		■	Specialized lending (leasing and indirect)

■	Insurance (whole life, term life, long-term care through Advisors)	■	International Services
		■	Correspondent banking

Fulton Financial Corporation

Composition of total revenues

100%
80%
60%
40%
20%
0%
16.0%
16.2%
16.9%
17.9%
19.4%
22.9%
25.0%
28.0%
96
97
98
99
00
01
02
6/03
Other Income
Net Interest Income

Fulton Financial Corporation

43

Composition of total revenues

[CHART]

■	Other Income	■	Net Interest Income

Fulton Financial Corporation

Other Income                (YTD June)

	2003	2002	$	%
	(dollars in thousamds)
Invt Mgt & Trust	$17,152	$14,743	$2,409	16%
Mort Sales & Serv.	11,792	6,064	5,728	94%
Service Charges	7,766	7,472	294	4%
Deposit-related fees	7,323	6,995	328	5%
Cash Mgt Fees	3,628	3,619	9	0%
Success Card Fees	2,641	2,326	315	14%
Merchant Fees	2,056	1,893	163	9%
Other	6,842	6,888	(330)	-8%

Total	$59,200	$50,000	$9,246	18%

Fulton Mortgage Company

■	Established April 2001

■	New entity to coordinate residential mortgage lending throughout FFC

	➢	Expanded, competitive product line to customers of all affiliates

	➢	In partnership with each affiliate, focused management team on residential mortgages

	➢	Entry into new markets for FFC

Fulton Financial Advisors, N.A.

When formed: (May 1, 2000)

$3.0 billion; $1.7 billion in assets under management

As of: (December 31, 2002)

Products and Services

- Personal trust
- Asset management
- Retirement services
- Brokerage
- Insurance
- Corporate trust
- Cash management
- Private banking

Fulton Financial Corporation
46

Fulton Financial Advisors, N.A.

When formed: (May 1, 2000)

$3.0 billion; $1.7 billion in assets under management

As of: (December 31, 2002)

$4.7 billion; $3.3 billion in assets under management

(includes assets of Dearden, Maguire, Weaver and Barrett)

Products and Services

■ Personal Trust	■ Insurance

■ Asset management	■ Corporate trust

■ Retirement services	■ Cash management

■ Brokerage	■ Private banking

Fulton Financial Corporation

Investment management & trust services revenue

36.0
30.0
24.0
18.0
12.0
6.0
0.0
13.2%
22.1%
26.8%
18.0%
31.6%
7.4%
11.0%
1997
1998
1999
2000
2001
2002
6/03
Fulton Fin Adv
Dearden Maguire

Fulton Financial Corporation
47

Investment management & trust services revenue

[CHART]

■ Fulton Fin Adv	■ Dearden Maguire

Fulton Financial Corporation

Fulton Financial Advisors

■	Named Community-Based Bank Brokerage Program of the Year In March 2003 by Bank Insurance and Securities Association (BISA)

■	Recognition of program excellence

■	Award criteria:

•	Productivity of registered representatives

•	Low employee turnover

•	Compliance

•	Customer satisfaction

•	Reputation in the industry

Growth in other income

120.0
100.0
80.0
60.0
40.0
20.0
0.0
10.6%
13.3%
10.4%
10.6%
13.4%
14.3%
35.8
18.4%
18.3%
95
96
97
98
99
00
01
02
6/03

Fulton Financial Corporation

49

Growth in other income

[CHART]

Fulton Financial Corporation

Building on our strengths

■	Bank stock portfolio	=	■	Additional income source

Fulton Financial Corporation

Bank stock gains
(percent contribution to EPS)

9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
91
92
93
94
95
96
97
98
99
00
01
02
6/03

Fulton Financial Corporation
51

Bank stock gains

(percent contribution to EPS)

[CHART]

Fulton Financial Corporation

Building on our strengths

■	Common technology and operations	=	■	Lower costs

Fulton Financial Corporation

Efficiency ratio

65.0
60.0
55.0
50.0
45.0
90
91
92
93
94
95
96
97
98
99
00
01
02
3/03
6/03
Top 50
Peer
FFC
58.3
57.4
52.9

Source: SNL Financial Datasource

Fulton Financial Corporation
53

Efficiency ratio

[CHART]

Source: SNL Financial Datasource

Fulton Financial Corporation

Efficiency of previous acquisitions

		Efficiency Ratio
Bank	Year Acquired	Year Acquired	2002
Skylands Comm. Bank	2000	55.7	46.5
Lebanon Valley Farmers	1998	57.0	45.7
Hagerstown Trust	1994	59.1	57.0

Fulton Financial Corporation

Possible future expansion

Pennsylvania
New
Jersey
Maryland
Delaware
Virginia
Current Markets
Future Expansion

55

Possible future expansion

Pennsylvania
New Jersey
Maryland
■	Current Markets
☐	Future Expansion
Delaware
Virginia

Looking ahead

■	Continue to build on our strengths

■	Continue to rely on the expertise and skill of our employees

■	Stick to banking basics while preparing for the future

■	Enhance customer relationship management efforts

Fulton Financial Corporation

Board of directors

■	Focused on maximizing shareholder value with a goal of at least a 10% annual increase in earnings per share

Fulton Financial Corporation

Fulton Financial Corporation

One Penn Square

Lancaster, PA 17602

www.fult.com